FORM 4 JOINT FILER INFORMATION

Name:  Geoffrey T. Crowley

Address:  W6390 Challenger Drive, Suite 203, Outagamie Airport,
          Appleton, Wisconsin 54914

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group, Inc. (LCC)

Date of Event:	March 15, 2006

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ Geoffrey T. Crowley



Name:  William P. Jordan

Address:  W6390 Challenger Drive, Suite 203, Outagamie Airport,
          Appleton, Wisconsin 54914

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group, Inc. (LCC)

Date of Event:	March 15, 2006

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ Geoffrey T. Crowley, Attorney-in-Fact



Name:  Patrick J. Thompson

Address:  W6390 Challenger Drive, Suite 203, Outagamie Airport,
          Appleton, Wisconsin 54914

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group, Inc. (LCC)

Date of Event:	March 15, 2006

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ Geoffrey T. Crowley, Attorney-in-Fact



Name:  Richard A. Bartlett

Address:  520 Madison Avenue, 40th Floor,
          New York, New York 10022

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group, Inc. (LCC)

Date of Event:	March 15, 2006

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Relationship of Reporting
Person to Issuer:  Director

Signature:  /s/ Geoffrey T. Crowley, Attorney-in-Fact



Name:  Jerry M. Seslowe

Address:  520 Madison Avenue, 40th Floor,
          New York, New York 10022

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group, Inc. (LCC)

Date of Event:	March 15, 2006

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ Geoffrey T. Crowley, Attorney-in-Fact



Name:  John C. Shaw

Address:  520 Madison Avenue, 40th Floor,
          New York, New York 10022

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group, Inc. (LCC)

Date of Event:	March 15, 2006

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ Geoffrey T. Crowley, Attorney-in-Fact